SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING U.S. EQUITY FUNDS
For the Allspring Mid Cap Growth Fund (the “Fund”)

Effective immediately, in the section entitled “Manager and Other Service Providers - Sub-Advisers” the portion of the sub-adviser table relating to the Fund is replaced with the following:

Fund	Sub-Adviser	Fee
Mid Cap Growth Fund	Allspring Investments	First $100M Next $100M Over $200M	0.45% 0.40% 0.30%

October 29, 2024